                                                                    EXHIBIT 10.9

                             EMPLOYMENT AGREEMENT


DATE:     February 3, 1998                               ("Commencement Date")

PARTIES:  NANCY INEZ GORSHE                                      ("Employee")
          9955 SE Washington Street, Third Floor
          Portland, Oregon 97216

          ASSISTED LIVING CONCEPTS, INC., on
          behalf of itself and its Affiliated Companies
          9955 SE Washington Street, Third Floor
          Portland, Oregon 97216


     1.   Services.
          --------

          1.1  Employment.  Assisted Living Concepts, Inc. ("ALC") or one of its
               ----------
Affiliated Companies agrees to employ Employee as Vice President/Community Relations of ALC for a term commencing on the Commencement Date and terminating on the second anniversary thereof, or until termination in accordance with
Section 6, and Employee hereby accepts such employment in accordance with the terms and conditions of this Agreement. For purposes of this Agreement, "Affiliated Companies" shall mean a company controlling, controlled by, or under common control with ALC. Employee agrees that employment under this Agreement shall be with ALC or such Affiliated Company as the Employee may be requested to perform services for during the term of this Agreement, and that such employing company, whether ALC or an Affiliated Company, shall be considered the "Company" under this Agreement and shall thereupon be solely responsible for the obligations of Company hereunder.

          1.2  Duties.  Employee shall have the position named in Section 1.1
               ------
with such powers and duties appropriate to that office (a) as may be provided by the bylaws of the Company, (b) as otherwise set forth on Schedule 1.2 attached
                                                         ------------
to this Agreement (the absence of which shall indicate that no additional specific duties are so provided for), and/or (c) as determined by the President or Chief Executive Officer of the Company from time to time. Employee's position and duties may be changed from time to time during the term of this Agreement, including that Employee's place of work may be relocated at the party to whom Employee reports.

          1.3  Outside Activities.  Employee shall obtain the consent of the
               ------------------
Board of Directors before she engages, either directly or indirectly, in any other professional or business activities that may require an appreciable portion of Employee's time or effort to the detriment of the Company's business. Such consent will not be unreasonably withheld.

          1.4  Direction of Services.  Employee shall at all times discharge her
               ---------------------
duties in consultation with and under the supervision and direction of the Company's President or Chief


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Executive Officer, or any duly designated representative of either of them.

     2.   Compensation and Expenses.
          -------------------------

          2.1  Salary.  As compensation for services under this Agreement, the
               ------
Company shall pay to Employee a regular salary to be established each year by the President or Chief Executive Officer of the Company. Such salary may be adjusted from time to time unless the Board of Directors in its discretion determines not to do so. Payment shall be made on a bi-weekly basis, less all amounts required by law to be withheld or deducted, at such times as shall be determined by the Board of Directors.

          2.2  Additional Employee Benefits.  Employee shall also have the right
               ----------------------------
to receive or participate in (a) any additional benefits, including, but not limited to, insurance programs, profit sharing or pension plans, and medical reimbursement plans, which may from time to time be made available by the Company to comparable employee positions as a group, and (b) any additional benefits set forth in Schedule 2.2 attached to this Agreement (the absence of
                      ------------
which shall indicate that no additional specific benefits are so provided for).

          2.3  Expenses.  The Company shall reimburse Employee for all
               --------
reasonable and necessary expenses incurred in carrying out her duties under this Agreement. Employee shall present to the Company from time to time an itemized account of such expenses in such form required by the Company.

     3.   Confidential Information.
          ------------------------

          3.1  Access to Information.  Employee acknowledges that in the course
               ---------------------
of her employment she will have access to proprietary information, trade secrets, and other confidential information, that such information is a valuable asset of ALC and/or one or more of the Affiliated Companies (the "Source Company"), and that its disclosure or unauthorized use will cause the Source Company substantial harm. As used in this Agreement, the term "Confidential Information" means: (a) proprietary information and trade secrets of the Source Company and (b) information designated by the Source Company as confidential or which Employee knows or should know is confidential.

          3.2  Ownership.  Employee acknowledges that all Confidential
               ---------
Information shall continue to be the exclusive property of the Source Company, whether or not prepared in whole or in part by Employee and whether or not disclosed to Employee or entrusted to her custody in connection with her employment by the Source Company.

          3.3  Nondisclosure and Nonuse.  Unless authorized or instructed in
               ------------------------
writing by the Source Company, or required by legally constituted authority, Employee will not, except as required in the course of the Source Company's business, during or after her employment, disclose to others or use any Confidential Information, unless and until, and then only to the extent that, such items become available to the public, other than by her act or failure to prevent accidental or negligent loss or release to any unauthorized person of the Confidential Information.


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

          3.4  Return of Confidential Information.  Upon request by the Source
               ----------------------------------
Company during or after her employment, and without request upon termination of employment pursuant to this Agreement, Employee will deliver immediately to the Source Company all Confidential Information of the Source Company; Employee will thereafter retain no excerpts, notes, photographs, reproductions, or copies thereof.

          3.5  Duration.  The obligations set forth in this Section 3 will
               --------
continue beyond the term of employment of Employee by the Source Company and for so long as Employee possesses Confidential Information.

     4.   Work Made for Hire.  Employee agrees that all creative work, including
          ------------------
without limitation designs, drawings, specifications, techniques, models, and processes, prepared or originated by Employee for the Company, or during or within the scope of employment by the Company, whether or not subject to protection under federal copyright or other law, constitutes work made for hire, all rights to which are owned by the Company; and, in any event, Employee assigns to the Company all rights, title, and interest, whether by way of copyright, trade secret, or otherwise, in all such work, whether or not subject to protection by copyright or other law. EMPLOYEE ACKNOWLEDGES AND AGREES THAT "COMPANY" FOR THE PURPOSES OF THIS SECTION 4 COULD INCLUDE ONE OR MORE OF ALC AND THE AFFILIATED COMPANIES DURING THE TERM OF THIS AGREEMENT AND THAT EACH SUCH ENTITY SHALL SEPARATELY BE ENTITLED TO THE BENEFIT OF THE PROVISIONS OF THIS SECTION 4.

     5.   Noncompetition.
          --------------

          5.1  Covenant.  Employee covenants that Employee will not, throughout
               --------
the United States, either individually or as a director, officer, partner, employee, agent, representative, or consultant with any business, directly or indirectly during the term of employment and for one year thereafter:

          (a) Induce or attempt to induce any person who is an employee of the Company during the term of this covenant to leave the employ of the Company; or

          (b) Solicit, divert, or accept orders for products or services that are substantially competitive with the products or services sold by the Company from any customer of the Company or resident of a facility of the Company.

          5.2  Enforcement.
               -----------

               (a) Employee acknowledges and agrees that the time, scope, and other provisions of this Section 5 have been specifically negotiated by sophisticated parties with the advice and consultation of counsel and specifically hereby agrees that such time, scope, and other provisions are reasonable under the circumstances. Employee further agrees that if, at


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

     any time, despite the express agreement of the parties hereto, a court of competent jurisdiction holds that any portion of this Section 5 is unenforceable for any reason, the maximum restrictions reasonable under the circumstances, as determined by such court, will be substituted for any such restrictions held unenforceable.

               (b) EMPLOYEE ACKNOWLEDGES AND AGREES THAT "COMPANY" FOR THE PURPOSES OF THIS SECTION 5 COULD INCLUDE ONE OR MORE OF ALC AND THE AFFILIATED COMPANIES DURING THE TERM OF THIS AGREEMENT AND THAT EACH SUCH ENTITY SHALL SEPARATELY BE ENTITLED TO THE BENEFIT OF THE PROVISIONS OF THIS SECTION 5.

     6.   Termination.
          -----------

          6.1  Voluntary Resignation.  Employee may terminate her employment
               ---------------------
under this Agreement by 90 days' written notice to the Company.

          6.2  Termination by the Company.
               --------------------------

               (a)   With Cause.  The Company may terminate Employee's
                     ----------
     employment under this Agreement immediately with cause by written notice to Employee. In the event Employee is terminated for cause prior to the expiration of this Agreement, the Company shall have no further financial responsibility under this Agreement, except as required by applicable law or otherwise provided herein. Specific examples of events that warrant termination for cause include, but are not limited to, Employee's (i) failure to perform her duties in a material way, (ii) failure to act in a professional manner if such failure causes material damage to the Company, and (iii) breach of this Agreement, or engaging in fraud, dishonesty, breach of fiduciary duty, or any other act of similar wilful misconduct or gross neglect in the performance of Employee's duties on behalf of the Company. If Employee is terminated for cause, the Company shall have no further obligation to pay Employee her salary following the date of termination.

               (b)   Without Cause.  The Company may terminate Employee's
                     -------------
     employment under this Agreement without cause by 90 days' written notice to Employee. In the event of the termination of the employment of Employee by the Company without cause, Employee shall be paid an amount equal to two
     (2) times the annual salary provided in Section 2.1, ("Severance Amount") and such Severance Amount shall be paid in a lump sum within 60 days after the effective date of the termination of employment, provided, however that Employee has not been offered comparable employment with ALC or an Affiliated Company, in which


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

     event Employee shall have no rights to the Severance Amount and shall be instead entitled to her salary through the effective date of termination of employment.

          6.3  Death.  This Agreement shall terminate immediately upon
               -----
employee's death.

          6.4  Termination After Change in Control.  In the event of the
               -----------------------------------
termination of the employment of Employee by the Company without cause (provided that Employee has not been offered comparable employment with ALC or an Affiliated Company), or by the Employee by voluntary resignation as provided in
Section 6.1 (unless Employee has been offered comparable employment with ALC or an Affiliated Company), in either case within one year after a Change in Control, then in lieu of the compensation payable pursuant to Section 6.2(b):

               (a)   Compensation.  Employee shall be paid an amount equal to
                     ------------
     two (2) times the annual salary provided in Section 2.1, and such amount shall be paid in a lump sum within 60 days after the effective date of the termination of employment, but in no event before the expiration of the seven-day revocation period set forth in Section 9.8 of the Separation Agreement and Release (defined in Section 6.5(a) below).

               (b)   Other Benefits.  As of the effective date of the
                     --------------
     termination of employment, (i) Company shall pay all accrued but unpaid or unused vacation, sick pay and expense reimbursement benefits, (ii) the exercisability of all stock options held by Employee shall accelerate and
     (iii) all other benefits shall vest (unless a plan governs vesting, such as the deferred compensation plan, in which event the plan's terms and conditions shall govern vesting).

          6.5  Condition to Severance Payments.
               -------------------------------

               (a) It shall be a condition to the payment of the amounts set forth in Sections 6.2(b) or 6.4 that Employee shall sign, deliver, and abide by a Separation Agreement and Release, substantially in the form attached as Exhibit A to this Agreement. The Company's obligation to pay
                 ---------
     the amounts stated in this section shall terminate if Employee is in violation of the provisions of Section 5 of this Agreement.

               (b) EMPLOYEE ACKNOWLEDGES AND AGREES THAT "COMPANY" FOR THE PURPOSES OF THE RELEASE CONTEMPLATED BY SECTION 6.5 COULD INCLUDE ONE OR MORE OF ALC AND THE AFFILIATED COMPANIES DURING THE TERM OF THIS AGREEMENT AND THAT EACH SUCH ENTITY SHALL SEPARATELY BE ENTITLED TO THE BENEFIT OF THE RELEASE CONTEMPLATED THIS SECTION 6.5.


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

     7.   Change in Control.   "Change in Control" for purposes of this
          -----------------
Agreement shall mean:

          7.1  Ownership of Securities.  A change in control of the Company
               -----------------------
due to the acquisition of Voting Securities amounting to at least 30 percent of the outstanding Voting Securities of the Company within any six month period by one person or entity or an Affiliate (within the meaning of the Securities Exchange Act of 1934) thereof; or

          7.2  Board of Directors.  During any period of 12 consecutive
               ------------------
calendar months, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, by the Company's shareholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or

          7.3  Consolidation or Merger.  There shall be consummated  any
               -----------------------
consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Voting Securities immediately prior to the merger have the same, or substantially the same, proportionate ownership of common stock of the surviving corporation immediately after the merger, or any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

          7.4  Liquidation or Dissolution.  Approval by the shareholders of the
               --------------------------
Company of any plan or proposal for the liquidation or dissolution of the Company.

For purposes of the foregoing, "Voting Securities" shall mean the Company's issued and outstanding securities ordinarily having the right to vote at elections for the Company's Board of Directors.

     8.   Remedies.  The respective rights and duties of the parties under this
          --------
Agreement are in addition to, and not in lieu of, those rights and duties afforded to and imposed upon them by law or at equity. Employee acknowledges that breach of Sections 3, 5.1, or 5.2 of this Agreement will cause irreparable harm to the company benefitting from the terms thereof and agrees to the entry of a temporary restraining order and permanent injunction by any court of competent jurisdiction to prevent breach or further breach of this Agreement. Such remedy shall be in addition to any other remedy available at law or in equity.

     9.   Severability of Provisions.  The provisions of this Agreement are
          --------------------------
severable, and if any provision hereof is held invalid or unenforceable, it shall be enforced to the maximum extent permissible, and the remaining provisions of the Agreement shall continue in full force and effect.

     10.  Attorney Fees.  In the event a suit or action is filed to enforce
          -------------
Sections 3, 5.1, or 5.2 of this Agreement, the prevailing party shall be reimbursed by the other party for all costs


Page 6 - EMPLOYMENT AGREEMENT
and expenses incurred in connection with the suit or action, including without limitation reasonable attorney fees at trial or on appeal.

     11.  Nonwaiver.  Failure of the Company at any time to require performance
          ---------
of any provision of this Agreement shall not limit the right of the Company to enforce the provision. No provision of this Agreement or breach thereof may be waived by either party except by a writing signed by that party. A waiver of any breach of a provision of this Agreement shall be construed narrowly and shall not be deemed to be a waiver of any succeeding breach of that provision or a waiver of that provision itself or of any other provision.

     12.  Arbitration.
          -----------

          12.1 Claims Covered.  All claims or controversies, except for those
               --------------
excluded by Section 12.2 ("claims"), whether or not arising out of Employee's employment (or its termination), that Company may have against the Employee or that Employee may have against the Company or against its officers, directors, employees or agents, in their capacity as such or otherwise, shall be resolved as provided in this Section 12. Claims covered by this Agreement include, but are not limited to, claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination (including, but not limited to, race, sex, sexual orientation, religion, national origin, age, marital status, or medical condition, handicap or disability); claims for benefits (except where an employee benefit or pension plan specifies that its claims procedure shall culminate in an arbitration procedure different from this one), and claims for violation of any federal, state, or other governmental law, statute, regulation, or ordinance, except as provided in Section 12.2.

          12.2 Non-covered Claims.  Claims arising out of Sections 3, 5.1, or
               ------------------
5.2 of this Agreement and workers' compensation or unemployment compensation benefits are not covered by this Agreement. Non-covered claims include but are not limited to claims by the Company for injunctive and/or other equitable relief for unfair competition and/or the use and/or unauthorized disclosure of trade secrets or confidential information, as to which Employee understands and agrees that the Company may seek and obtain relief from a court of competent jurisdiction.

          12.3 Required Notice of All Claims and Statute of Limitations.
               --------------------------------------------------------
Company and Employee agree that the aggrieved party must give written notice of any claim to the other party within one year of the date the aggrieved party first has knowledge of the event giving rise to the claim; otherwise the claim shall be void and deemed waived even if there is a federal or state statute of limitations which would have given more time to pursue the claim. The written notice shall identify and describe the nature of all claims asserted and the facts upon which such claims are based.

          12.4 Hearing or Mediation.  Prior to any arbitration proceeding taking
               --------------------
place pursuant to this Section, Company or Employee may, at its respective option, elect to submit the claim to non-binding mediation before a mutually agreeable mediation tribunal or mediator, in which event both parties shall execute a suitable confidentiality agreement and abide by the procedures specified by the mediation tribunal or mediator.


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

          12.5 Arbitration Procedures.  Any arbitration shall be conducted in
               ----------------------
accordance with the then-current Model Employment Arbitration Procedures of the American Arbitration Association ("AAA"), modified to substitute for AAA actions, the United States Arbitration and Mediation Service ("USA&MS"), before an arbitrator who is licensed to practice law in the State of Oregon ("the Arbitrator"). The arbitration shall take place in or near Portland, Oregon.

          (a) Selection of Arbitrator.  The USA&MS shall give each party a list
              -----------------------
of 11 arbitrators drawn from its panel of labor-management dispute arbitrators. Each party may strike all names on the list it deems unacceptable. If only one common name remains on the lists of all parties, that individual shall be designated as the Arbitrator. If more than one common name remains on the lists of all parties, the parties shall strike names alternately until only one remains. The party who did not initiate the claim shall strike first. If no common name remains on the lists of all parties, the USA&MS shall furnish an additional list or lists until an Arbitrator is selected.

          (b) Applicable Law.  The Arbitrator shall apply the substantive law
              --------------
(and the law of remedies, if applicable) specified in this Agreement or federal law, or both, as applicable to the claim(s) asserted. The Oregon Rules of Evidence shall apply. The Arbitrator, and not any federal, state, or local court or agency, shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The arbitration shall be final and binding upon the parties, except as provided in this Agreement.

          (c) Authority.  The Arbitrator shall have jurisdiction to hear and
              ---------
rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person as the Arbitrator deems necessary. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The Arbitrator shall render an award and opinion in the form typically rendered in labor arbitrations.

          (d) Representation.  Any party may be represented by an attorney
              --------------
or other representative selected by the party.

          (e) Discovery.  Each party shall have the right to take the deposition
              ---------
of one individual and any expert witness designated by another party. Each party also shall have the right to make requests for production of documents to any party. The subpoena right specified below shall be applicable to discovery pursuant to this paragraph. Additional discovery may be had only where the Arbitrator selected pursuant to this Agreement so orders, upon a showing of substantial need. At least 30 days before the arbitration, the parties must exchange lists of witnesses, including any experts, and copies of all exhibits


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

intended to be used at the arbitration. Each party shall have the right to subpoena witnesses and documents for the arbitration.

          (f) Reporter.  Either party, at its expense, may arrange for and pay
              --------
the cost of a court reporter to provide a stenographic record of proceedings.

          (g) Post-Hearing Briefs.  Either party, upon request at the close of
              -------------------
hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrator.

          12.6 Enforcement.  Either party may bring an action in any court of
               -----------
competent jurisdiction to compel arbitration under this Agreement and to enforce an arbitration award. Except as otherwise provided in this Agreement, both the Company and Employee agree that neither shall initiate or prosecute any lawsuit or administrative action (other than for a non-covered claim) in any way related to any claim covered by this Agreement. A party opposing enforcement of an award may not do so in an enforcement proceeding, but must bring a separate action in any court of competent jurisdiction to set aside the award, where the standard of review will be the same as that applied by an appellate court reviewing a decision of a trial court sitting without a jury.

          12.7 Arbitration Fees and Costs.  Company and Employee shall equally
               --------------------------
share the fees and costs of the Arbitrator. Each party will deposit funds or post other appropriate security for its share of the Arbitrator's fee, in an amount and manner determined by the Arbitrator, 10 days before the first day of hearing. Each party shall pay for its own costs and attorneys' fees, if any, provided that the Arbitrator, in its sole discretion, may award reasonable fees to the prevailing party in a proceeding.

          12.8 Waiver of Jury Trial.  BY AGREEING TO SUBMIT A DISPUTE TO
               --------------------
ARBITRATION, THE PARTIES HERETO UNDERSTAND THAT THEY WILL NOT ENJOY THE BENEFITS OF A JURY TRIAL. ACCORDINGLY, THE PARTIES HERETO EXPRESSLY AGREE TO WAIVE THE RIGHT TO A JURY TRIAL.

          12.9 Benefit.  EMPLOYEE ACKNOWLEDGES AND AGREES THAT "COMPANY" FOR THE
               -------
PURPOSES OF THE PROVISIONS OF THIS SECTION 12 COULD INCLUDE ONE OR MORE OF ALC AND THE AFFILIATED COMPANIES DURING THE TERM OF THIS AGREEMENT AND THAT EACH SUCH ENTITY SHALL SEPARATELY BE ENTITLED TO THE BENEFITS OF THIS SECTION.

     13.  General Terms and Conditions.  The parties acknowledge that the ALC
          ----------------------------
and the Affiliated Companies are engaged in transactions involving interstate commerce and that Employee's employment involves such commerce. This Agreement constitutes the entire understanding of the parties relating to the employment of Employee, and supersedes and replaces all written and oral agreements heretofore made or existing by and between the parties relating thereto. This agreement shall be governed by and construed in accordance with the laws of the state of Oregon, without regard to the conflicts of laws rules thereof, and all disputes relating to this agreement shall be tried before a state or federal court sitting in Multnomah


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

County to the exclusion of all courts which might have jurisdiction apart from this provision. This Agreement shall inure to the benefit of any successors or assigns of the Company. All captions used herein are intended solely for convenience of reference and shall in no way limit any of the provisions of this Agreement.

     IN WITNESS HEREOF, the parties have executed this Employment Agreement as of the date first hereinabove written.

                                    ASSISTED LIVING CONCEPTS, INC., on
                                    behalf of itself and its Affiliated
                                    Companies



_________________________           By:________________________________
Nancy Inez Gorshe                   Its:________________________________








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

                                   EXHIBIT A

                                      TO

                             EMPLOYMENT AGREEMENT

                   FORM OF SEPARATION AGREEMENT AND RELEASE


     This Separation Agreement and Release ("Agreement") is made and entered into as of this _____ day of ______________,______, by and between Assisted Living Concepts, Inc. and one or more of its Affiliated Companies (collectively, "Company"), and ______________________ ("Employee") in order to provide the terms and conditions of Employee's termination of employment, to fully and completely resolve any and all issues that Employee may have in connection with [HIS/HER] employment with Company or the termination of that employment, and to promote an amicable long-term relationship between Company and Employee.

     In consideration of the mutual promises and conditions contained herein, the parties agree as follows:

     1.   Separation. Employee has been [is currently] employed at Company as
          ----------
Employee.  Employee shall have no further job responsibilities at Company after
- --------------, and [his/her] employment shall be terminated effective as of such date.

     2.   Payment to Employee.  Pursuant to the Employment Agreement entered
          -------------------
into between the parties, Company agrees to provide additional compensation to Employee in the amounts set forth in the Employment Agreement provided Employee executes and does not revoke this Agreement.

     3.   Release of Claims. In return for the benefits conferred by this
          -----------------
Agreement (and described in the Employment Agreement), which Employee acknowledges Company has no legal obligation to provide if Employee does not enter into this Agreement, Employee, on behalf of [HERSELF/HIMSELF] and [HER/HIS] heirs, executors, administrators, successors and assigns, hereby releases and forever discharges Company and its past, present and future affiliates, subsidiaries, predecessors, successors and assigns, and each of their past, present and future shareholders, officers, directors, employees, agents and insurers, from any and all claims, actions, causes of action, disputes, liabilities or damages, of any kind, which may now exist or hereafter may be discovered, specifically including, but not limited to, any and all claims, disputes, actions, causes of action, liabilities or damages, arising from or relating to Employee's employment with Company, or the termination of such employment, except for any claim for payment or performance pursuant to the terms of this Agreement. This release includes, but is not limited to, any claims that Employee might have for reemployment or reinstatement or for additional compensation or benefits and applies to claims that [HE/SHE] might have under either federal, state or local law dealing with employment, contract, tort, wage and hour, or civil rights matters, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical



                                    - A-1 -

Leave Act, similar state laws, and any regulations under such laws. This release shall not affect any accrued rights Employee may have under any medical insurance, workers' compensation or retirement plan because of [HIS/HER] prior employment with Company. EMPLOYEE ACKNOWLEDGES AND AGREES THAT THROUGH THIS RELEASE [HE/SHE] IS GIVING UP ALL RIGHTS AND CLAIMS OF EVERY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, CONTINGENT OR LIQUIDATED, THAT [HE/SHE] MAY HAVE AGAINST COMPANY AND THE OTHER PERSONS NAMED ABOVE, EXCEPT FOR THE RIGHTS SPECIFICALLY EXCLUDED ABOVE.

     4.   Confidentiality.  Employee agrees to keep this Agreement and each of
          ---------------
its terms, specifically including without limitation the amount of the payment described in this Agreement, and the fact that [HE/SHE] has received payment, strictly confidential. Employee may disclose the terms of this Agreement only to [HIS/HER] attorney or accountant, or as required by law. Employee understands that Company may be required to publicly disclose the terms of this Agreement.

     5.   Non-Disparagement.  Employee shall not make any disparaging or
          -----------------
derogatory remarks of any nature whatsoever about Company, its officers, directors or employees, or its services and/or products (if any), either publicly or privately, unless required by law.

     6.   Non-Admission of Liability. This Agreement shall not be construed as
          --------------------------
an admission of liability or wrongdoing by Company. Neither this Agreement nor any of its terms, provisions, or conditions constitute an admission of liability or wrongdoing or may be offered or received in evidence in any action or proceeding as evidence of an admission of liability or wrongdoing.

     7.   Employment Agreement.  Employee acknowledges and reaffirms [HIS/HER]
          --------------------
obligations under Sections 3 and 5 of the Employment Agreement executed by [HIM/HER] in conjunction with [HIS/HER] employment at Company. The terms of such Employment Agreement are hereby incorporated herein and made a part of this Agreement. Employee agrees to strictly comply with such terms of the Employment Agreement.

     8.   Return of Property.  Employee agrees to and hereby represents that
          ------------------
[HE/SHE] has returned to Company all of Company's property and all materials containing confidential information of Company, that were in [HIS/HER] possession or under [HIS/HER] control.

     9.   Miscellaneous.
          -------------

          9.1  Entire Agreement.  This document constitutes the entire, final,
               ----------------
and complete agreement and understanding of the parties with respect to the subject matter hereof and supersedes and replaces all written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto, other than the Employment Agreement executed between the parties. There have been no representations or commitments by Company to make any payment or perform any act other than those expressly stated herein.



                                    - A-2 -

          9.2  Waiver.  No waiver of any provision of this Agreement shall be
               ------

     deemed, or shall constitute a wavier of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the parties making the waiver.

          9.3  Binding Effect.  All rights, remedies, and liabilities herein
               --------------
given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their representative heirs, personal representatives, administrators, successors and assigns.

          9.4  Amendment.  No supplement, modification or amendment of this
               ---------
Agreement shall be valid, unless the same is in writing and signed by both parties.

          9.5  Fees.  If it becomes necessary to enforce this Agreement, or any
               ----
part hereof, the prevailing party shall be entitled to recover its reasonable attorney fees and costs incurred therein, including all attorneys fees and costs on appeal.

          9.6  Governing Law.  This Agreement and the rights of the parties
               -------------
hereunder shall be governed, construed and enforced in accordance with the laws of the state of Oregon, without regard to its conflict of law principles. Any suit or action arising out of or in connection with this Agreement, or any breach hereof, shall be brought and maintained in the Circuit Court of the State of Oregon for the County of Multnomah. The parties hereby irrevocably submit to the jurisdiction of such court for the purpose of such suit or action and hereby expressly and irrevocably waive, to the fullest extent permitted by law, any claim that any such suit or action has been brought in an inconvenient forum.

          9.7  Employee Given 21 Days to Consider Agreement. Employee
               --------------------------------------------
acknowledges that Company advised [HIM/HER] in writing to consult with an attorney before signing this Agreement and that [HE/SHE] has had at least 21 days to consider whether to execute this Agreement.

          9.8  Revocation.  Employee may revoke this Agreement by written notice
               ----------
delivered to the President or Chief Executive Officer of the Company within seven days following the date [HE/SHE] signed the Agreement. If not revoked under the preceding sentence, this Agreement becomes effective and enforceable after the seven-day period has expired.




                                    - A-3 -

     EMPLOYEE ACKNOWLEDGES THAT [HE/SHE] HAS FREELY AND VOLUNTARILY EXECUTED THIS AGREEMENT, WITH A COMPLETE UNDERSTANDING OF ITS TERMS AND PRESENT AND FUTURE EFFECTS.

"EMPLOYEE"                       ASSISTED LIVING CONCEPTS, INC. on behalf of
                                 itself, and the Affiliated Companies


___________________________      By: ______________________________
                                 Title: ___________________________

Date:__________________          Date:_____________________________










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